Vanguard Ultra-Short-Term Bond Fund
Supplement Dated January 19, 2021, to the Prospectus and Summary Prospectus Dated May 29, 2020
The Board of Trustees of Vanguard Fixed Income Securities Funds has approved the removal of Vanguard Ultra-Short-Term Bond Fund's (the “Fund”) limitation on investing no more than 30% of its assets in medium-quality fixed income securities. Medium-quality fixed income securities are considered investment-grade securities, and are those rated the equivalent of Baa1, Baa2, or Baa3 by Moody‘s or another independent rating agency or, if unrated, are determined to be of comparable quality by the Fund’s advisor.
Effective immediately, all references to the Fund's limitation on investing no more than 30% of its assets in medium-quality fixed income securities are deleted. The Fund's expense ratio, investment objective, risks, and advisor remain unchanged.
Prospectus and Summary Prospectus Text Changes
The following replaces similar language under the heading “Principal Investment Strategies” in the Fund Summary section:
The Fund invests in a diversified portfolio of high-quality and, to a lesser extent, medium-quality fixed income securities. High-quality fixed income securities are those rated the equivalent of A3 or better by Moody‘s Investors Service, Inc. (Moody‘s) or another independent rating agency or, if unrated, are determined to be of comparable quality by the Fund’s advisor. Medium-quality fixed income securities are those rated the equivalent of Baa1, Baa2, or Baa3 by Moody‘s or another independent rating agency or, if unrated, are determined to be of comparable quality by the Fund’s advisor. The Fund is expected to maintain a dollar-weighted average maturity of 0 to 2 years. Under normal circumstances, the Fund will invest at least 80% of its assets in fixed income securities.
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